UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 22, 2020

Epsilon Energy Ltd.

(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38770	98-1476367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16945 Northchase Drive, Suite 1610

Houston, Texas 77060

(Address of principal executive offices, including zip code)

(281) 670-0002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	EPSN	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.08. Shareholder Director Nominations.

As previously reported on a Current Report on Form 8-K filed July 7, 2020, Epsilon Energy Ltd., a corporation organized under the laws of Alberta, Canada (the “Corporation”), scheduled its 2020 annual general and special meeting of shareholders (the “2020 Meeting”) for August 26, 2020 at 10:00a.m. CDT, and set July 14, 2020 as the record date for determining shareholders entitled to notice of, and to vote at, the 2020 Meeting. It also set July 13, 2020 as the deadline for the timely receipt of any qualified shareholder proposals or nominations submitted for the 2020 Meeting pursuant to Rule 14a-8 and Rule 14-4(c) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Corporation’s 2020 Meeting proxy materials.

On July 22, 2020, the Board of Directors of the Corporation (the “Board”) rescheduled the 2020 Meeting for September 1, 2020 at 10:00a.m. CDT. This date differs more than thirty days from the anniversary of the Corporation’s 2019 Annual Meeting of Shareholders, held June 19, 2019. However, because the 2020 Meeting has been postponed by less than a week, the Board did not set a new deadline for the receipt of any qualified shareholder proposals or qualified shareholder nominations submitted pursuant to Rule 14a-8 or 14a-4(c) of the Exchange Act for inclusion in the Corporation’s 2020 Meeting proxy materials. The record date also remains July 14, 2020.

On July 7, 2020, the Board determined that July 13, 2020 was a reasonable time to submit such qualified shareholder proposals and nominations before the Board expected to print and send its proxy materials for the August 26th date. The Board believes that less than a week’s delay does not make July 13th an unreasonable deadline for submitting proposals and nominations for the rescheduled 2020 Meeting date. Accordingly, in order to be considered timely, any such proposal or nomination must have been received by the Corporation at its principal executive offices at 19645 Northchase Drive, Suite 1610, Houston, Texas 77060 Attention: Secretary, no later than 5:00 p.m. central time on July 13, 2020. To be eligible for inclusion in the proxy materials for the 2020 Meeting, any such proposal or nomination must have also met the requirements set forth in the rules and regulations of the Securities and Exchange Commission (“SEC”) and the Corporation’s By-Laws.

The location of the 2020 Meeting will be as set forth in the Corporation’s proxy statement for the 2020 Meeting, to be filed with the SEC prior to the 2020 Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPSILON ENERGY LTD.

By:	/s/ Michael Raleigh
Michael Raleigh
Chief Executive Officer

Date: July 22, 2020